Exhibit 99.2

First Quarter 2005 Review

April 22, 2005

John V. Faraci

Chairman & CEO

Christopher P. Liddell

SVP & CFO

Forward Looking Statements

Statements on these slides or in this presentation that are not historical are forward-looking. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including but not limited to, the strength of demand for the company’s products and changes in overall demand, the effects of competition from foreign and domestic producers, the level of housing starts, changes in the cost or availability of raw materials, unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations, the ability of the company to continue to realize anticipated cost savings, performance of the company’s manufacturing operations, results of legal proceedings, changes related to international economic conditions and changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Euro, economic conditions, specifically Brazil and Russia, the current military action in Iraq and the war on terrorism. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company’s Securities and Exchange Commission filings.

Statements Relating to Non-GAAP Financial Measures

During the course of this presentation, certain non-U.S. GAAP financial information will be presented.

A reconciliation of those numbers to U.S. GAAP financial measures is available on the company’s website at www.internationalpaper.com under Investors.

Agenda

First Quarter Review

Second Quarter Outlook

First Quarter 2005 Summary

Volumes seasonally soft in the first quarter

Soft Jan — Feb Stronger in March

Took downtime to balance IP supply with customer demand Continued to realize IP announced price increases in paper, packaging and pulp Mill operations improved Raw material costs increased

Net Sales Revenue

Highest first quarter net sales revenue since 2001 $billion

7 6.5 6 5.5 5

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q

2001

2002

2003

2004

2005

Diluted EPS from Continuing Operations and Before Special Items*

Highest first quarter earnings in five years

.03

.11 .11 ..11 .11

.32 .29 .32 .14 .19 .22 .19 .12 .33 .42 .42 .34

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q

2001 2002 2003 2004 2005

* A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investor Information

1Q’05 vs. 4Q’04

Diluted EPS from cont. ops before special items

Volume ($0.07) Downtime ($0.02)

1Q05 Tax rate 24% 4Q04 Tax rate 16%

EPS $/ Share $0.60 $0.50 $0.40

$0.30 $0.20 $0.10 $0.00 $.42 $.06

($09) $.08

($07)

($04)

($03) $.34

Paper $0.02

Packaging $0.01

Wood Prod $0.02

CHH $0.01

Wood Costs ($0.04)

Caustic Soda ($0.02)

Other ($0.01)

4Q’04 Price Volume / Cost/Mix Raw Tax Other 1Q’05 Downtime Materials

1Q’05 vs. 1Q’04

Diluted EPS from cont. ops before special items

Paper $0.22 Packaging $0.16 Other $0.01

LIFO ($0.04) Pension ($0.04) Supply Chain ($0.02) Other $0.02

EPS $ / Share $0.70 $0.60 $0.50 $0.40 $0.30 $0.20 $0.10 $0.00 $.12 $.39

($05) $.10

($16)

($08) $.02

($0) $.34

1Q04 Tax rate 33% 1Q05 Tax rate 24%

Downtime ($0.03) Volume ($0.02)

Wood Costs ($ 0.06)

Energy ($ 0.05)

Caustic Soda ($ 0.04)

Other ($ 0.01)

1Q’04 Price Volume / Cost/Mix Raw Corporate Tax Other 1Q’05 Downtime Materials

Lack of Order Downtime

M Short Tons

215

65

50

270

70

90

240

185

5

10

5

35

95

Europe 10 Uncoated 40 Containerboard 45

1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05

Containerboard Coated Papers

Uncoated Papers Bleached Board

Pulp

European Papers

*Downtime is in thousand short tons after rationalization actions, excludes maintenance

Printing Papers

$ Millions 1Q’05 4Q’04

Sales $1,985 $1,985

Earnings 183 196

1Q’05 Change vs 4Q’04:

Volume Realizations/ton

Uncoated* Flat $5

Coated* (3%) $35

Pulp* (3%) $35

Europe (uncoated) (4%) Flat

* U.S. operations only and excluding Fine Papers

Average IP realization (includes the impact of mix across all grades) Europe is average commodity cut size price excluding Russia

Printing Papers

U.S. UFS price realizations by grade

1Q’05 Change vs 4Q’04

Grades Realizations/ton

Cut-size ($10)

Printing papers $10

Envelope $20

Bristols $35

Forms ($20)

Total UFS (weighted avg.) $5

U.S. operations only and excluding Fine Papers

Average IP realization (includes the impact of mix across all grades)

Industrial Packaging

$Millions 1Q’05

4Q’04

Sales $1,295 $1,295

Earnings 105 131

1Q’05 Change vs 4Q’04:

Volume Realizations/ton

Containerboard 2% Flat

U.S. Container Flat Flat

Average IP realization (includes the impact of mix across all grades)

Consumer Packaging

$Millions 1Q’05

4Q’04

Sales $630 $685

Earnings 23 39

1Q’05 Change vs 4Q’04:

Volume Realizations/ton

Bleached Board* 2% $15

Sales Revenue

Converting Businesses (14%)

* U.S. operations only

Average IP realization (includes the impact of mix across all grades)

Forest Products

$Millions 1Q’05

4Q’04

Sales $610 $570

Earnings 207 176

1Q’05 Change vs 4Q’04:

Volume Realizations/unit

Lumber (mbf) 1% $25

Plywood (msf) 11% $15

Average IP realization (includes the impact of mix across all grades)

Special Items 1Q’05

$MM Diluted EPS

Special Items

Divestitures (79)

Other

Goodwill (42)

Debt Repayment Costs (24) (66)

Tax & Min. Int. Impact of Above 57

Special Items Total (88) (0.18)

Reconciliation to 1Q’05 Diluted Earnings Per Share

Diluted EPS

Earnings from Continuing Operations and Before Special Items $0.34

Special Items (0.18) Earnings from Continuing Operations $0.16 Net Earnings $0.16

Second Quarter 2005 Outlook

Seasonally stronger—modest improvement

Volume improving relative to first quarter

Pricing - some upside

Operational improvements being realized

Raw material costs stay at high levels and continue to squeeze profit margins by an additional $0.03-0.05 per. share

Second Quarter 2005 Outlook

Forecast earnings impact

Higher coated, pulp and Brazilian

Printing Papers Mixed earnings offset lower U.S. uncoated &

European operations

Seasonally higher box and

Industrial Pkg Improving containerboard volumes coupled with higher realizations

Consumer Pkg Seasonally stronger Shorewood and

Improving

Foodservice operations

Lower harvest volumes more than

Forest Products Down offset slightly higher lumber prices and volumes

Second Quarter 2005 Outlook

Targeting inventories at or below current levels

Continue to focus on customers and cost reduction through internal initiatives

Q & A

Appendix

Basic EPS from Continuing Operations and Before Special Items*

Highest first quarter earnings in five years

.32 .32 .33 .30

.20 .22 .20

.14

.11 .11 .11 .11 .12

.03

.43 .43

.34

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q

2001 2002 2003 2004 2005

* A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investor Information

Impact of Higher Raw Material Costs

EBIT impact 1Q’05 vs. 4Q’04

Material costs $43 million negative EBIT impact in 1Q’05 versus 4Q’04

EBIT ($)

20 10 0 (10) (20) (30) (40)

(9) (11)

(27)

10

(6)

Wood Caustic Oil/Coal/ Natural Other Soda Electricity Gas

Forest Resources

$Millions

1Q’05 4Q’04 1Q’04

Earnings Sources — Gross Margin

Sales of Forestlands $69 $65 $95

Harvest & Recreational Income 69 81 70

Forestland Expenses (34) (55) (42)

Land Utilization (real estate),

Net of Expenses 54 55 27

Total EBIT $158 $146 $150

Average Sales Realizations

Average Sales Realizations

Segments Grades Mar 05 Mar 04 1Q’05 4Q’04 1Q’04

Printing Uncoated 820 729 815 811 723

Papers* Coated 802 712 806 773 723

$/ton Pulp 496 440 488 453 431

Packaging Containerboard 437 376 454 456 372

$/ton Corrugated boxes* 702 618 702 702 625

Forest Lumber, $/MBF 384 355 366 342 336

Products Plywood, $/MSF 308 369 299 282 326

* U.S. only. Uncoated excludes fine papers

Average IP realization (includes the impact of mix across all grades)

2005 Earnings from Continuing

Operations

Pre-Tax Tax MI Net ETR Average Diluted

Shares** EPS

$MM $MM $MM $MM MM Shares $/Share

Before Special Items

Q1 223 (54) (4) 165 24% 488.9 0.34

Special Items

Q1 (145) 36 21 (88) 25% 488.9 (0.18)

Earnings from Operations

Q1 78 (18) 17 77* 23% 488.9 0.16

MI – Minority Interest; Net – Net Income; ETR – Effective Tax Rate; EPS – Earnings per Share

* A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investor Information

** Assuming dilution 27

High U.S. Mills Wood Costs

Impacted by wet weather in 1Q’05

Index: Jan 2003 Wood Costs = 100

Wood costs peaked in 1Q’05 and should moderate in 2Q’05

120 110 100 90

2003 2004 2005

Jan Mar May July Sep Nov Jan Mar May July Sep Nov Jan Mar

* Delivered cost to U.S. pulp & paper mills

Rising Caustic Soda Costs

Continued upward pressure in 1Q’05

Index: Jan 2003 Caustic Soda Costs = 100

Caustic soda costs have increased 130% since 1Q’03

300 200 100 0

2003 2004 2005

Jan Mar May July Sep Nov Jan Mar May July Sep Nov Jan Mar

Natural Gas Costs

Costs dropped in 1Q’05

Index: Jan 2003 Natural Gas Costs = 100

Natural gas costs projected to increase in 2Q’05

200

150

100

50

0

2003 2004 2005

Jan Mar May July Sep Nov Jan Mar May July Sep Nov Jan Mar